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SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549



FORM 8-K
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CURRENT REPORT
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Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934



Date of report (Date of earliest event reported):  December 30, 1994
                                                   -----------------


Adience, Inc.
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(Exact name of registrant as specified in its charter)



Delaware                        33-72024                  14-1671486
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(State or other                 (Commission               (IRS Employer
 Jurisdiction                    File Number)              Identification No.)
 of incorporation)



1305 Grandview Avenue
Pittsburgh, Pennsylvania                            15211
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(Address of principal executive offices)            (Zip code)



Registrant's telephone number, including area code:  412-381-2600
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CURRENT REPORT ON FORM 8-K

ADIENCE, INC.

December 30, 1994



Item 8.  Change in Fiscal Year.
         ----------------------

     On December 30, 1994, the Board of Directors of the Registrant determined to change the fiscal year end of the Registrant from December 31 to April 30 of each year, commencing with the fiscal year ending April 30, 1995. The Registrant will file a transition report on Form 10-Q covering the four-month period form January 1, 1994 to April 30, 1994 on or before 45 days after December 30, 1994.



SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ADIENCE, INC.


Date:  January 6, 1995               By: /s/ Stephen M. Johnson
                                        --------------------------------------
                                         Stephen M. Johnson
                                         President and Chief Operating Officer